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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         October 23, 2002
                                                       -----------------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                     000-11521                 23-1701520
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


4 Country View Road, Malvern, Pennsylvania                         19355
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (610) 647-5930
                                                   -------------------


Item 2.  Acquisition or Disposition of Assets.

                  On October 23, 2002 (the "Effective Time"), CPI Acquisition Company, Inc., a Delaware corporation ("Acquisition Sub"), merged with and into Campus Pipeline, Inc., a Delaware corporation ("Campus Pipeline"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated September 30, 2002, by and among Systems & Computer Technology Corporation, a Delaware corporation (the "Company"), Campus Pipeline and Acquisition Sub (the "Merger"). Pursuant to the Merger Agreement, Campus Pipeline was to be the surviving company in the Merger, and at the Effective Time, became a wholly-owned subsidiary of the Company. Aggregate Merger consideration consisted of a cash payment of $36,390,546.74, and the assumption of certain employee bonus and severance obligations totaling $5,191,506.68, by the Company (the "Merger Consideration"). Pursuant to the Merger Agreement and Campus Pipeline's Certificate of Incorporation, holders of common stock of Campus Pipeline were not entitled to receive any portion of the Merger Consideration. The amount of the Merger Consideration was determined by arms-length negotiations between the Company, Campus Pipeline and Acquisition Sub. The total amount of funds used to pay the Merger Consideration was obtained from the working capital of the Company.



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                  In connection with the Merger Agreement, the Company, a
representative of the former stockholders of Campus Pipeline and J.P. Morgan, Trust Company, National Association, entered into an Escrow Agreement dated October 23, 2002 whereby $3,500,000 of the Merger Consideration will be held in escrow until December 31, 2003 to secure certain indemnification obligations of the former stockholders of Campus Pipeline in favor of the Company in case of certain breaches of the Merger Agreement by Campus Pipeline.

                  Immediately prior to the Effective Time, 3 of the 9 members of the board of directors of Campus Pipeline were also directors and affiliates of the Company and 2 were executive officers of the Company and the Company was a major stockholder of Campus Pipeline, holding approximately 58.9% of Campus Pipeline's outstanding common stock, which was approximately 42.9% of the voting interest in Campus Pipeline's outstanding equity due to outstanding convertible preferred equity. As the Company held only common stock of Campus Pipeline, it was not entitled to receive any portion of the Merger Consideration. Additionally, the Company has a business relationship with Campus Pipeline, as certain of Campus Pipeline's services are offered to customers through contracts entered into between the Company and those customers. Prior to the Effective Time, there were no other material relationships between the Company and its affiliates, and Campus Pipeline.

                  Prior to the Effective Time, Campus Pipeline was a privately held corporation that provided digital and information systems products and services to colleges and universities. The Company plans to continue to support the development and sale of these products and services.

                  The Merger Agreement and the Escrow Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The brief summary of certain of the material provisions of such agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the agreements filed as exhibits hereto.

                  The Company cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this report or made from time to time by management of the Company involve risks and uncertainties and are subject to change based on various important factors. Potential uncertainties and factors include, without limitation, the success of the Company's strategy for delivering enterprise-wide education technology solutions; the ability of competitors of the Company to provide similar solutions in a timely manner; continued market acceptance of the Company's products, technologies and services and the products, technologies and services of Campus Pipeline; the ability of the Company to integrate the operations of Campus Pipeline with the Company's operations in an efficient and cost-effective manner; the ability of the Company and its clients to implement the systems in an efficient and cost-effective manner; the success of the Company in marketing and selling the Company's products, technologies and services and the products, technologies and services of Campus Pipeline; competitive and pricing pressures in the markets that the Company serves; the Company's ability to develop and market innovative products, technologies, enhancements and services cost-effectively and on a timely basis; the ability of the Company to attract and retain highly skilled technical, managerial, sales and marketing personnel; general economic conditions; and other risks and uncertainties more specifically set forth in the Company's other filings with the Securities and Exchange Commission.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

                  The Company will file the required financial statements of the business acquired by amendment to this report not later than 60 days after the filing of this report.

(b)      Pro Forma Financial Information.

                  The Company will file the pro forma financial information of the businesses acquired by amendment to this report not later than 60 days after the filing of this report.

(c)      Exhibits.


         Exhibit
         Number            Description
         ----------        ---------------------------------------------------------------------------------------
         2.5               Agreement and Plan of Merger dated September 30, 2002 by and among Systems & Computer
                           Technology Corporation, Campus Pipeline, Inc. and CPI Acquisition Company, Inc.

         2.6               Escrow Agreement dated October 23, 2002 by and among Systems & Computer Technology
                           Corporation, Tyler Thatcher, as Stockholder Representative and J.P. Morgan, Trust
                           Company, National Association.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 5, 2002        Systems & Computer Technology Corporation


                              By: /s/ Eric Haskell
                                  ----------------------------------------
                                  Eric Haskell
                                  Executive Vice President, Finance &
                                  Administration, Treasurer and Chief Financial Officer



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

                                  Exhibit Index

         Exhibit
         Number            Description
         ----------        -----------------------------------------------------------------------
         2.5               Agreement and Plan of Merger dated September 30, 2002 by and among Systems & Computer
                           Technology Corporation, Campus Pipeline, Inc. and CPI Acquisition Company, Inc.

         2.6               Escrow Agreement dated October 23, 2002 by and among Systems & Computer Technology
                           Corporation, Tyler Thatcher, as Stockholder Representative and J.P. Morgan, Trust
                           Company, National Association.


         * The exhibits and schedules to Exhibits 2.5 and 2.6 are not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.